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                                                                    EXHIBIT 99.1



     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-K of Andrx Corporation (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Lane, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                Name:

                                                /s/ RICHARD J. LANE
                                                --------------------------------
                                                Richard J. Lane
                                                Chief Executive Officer

                                                March 28, 2003


A signed original of this written statement required by Section 906 has been provided to Andrx Corporation and will be retained by Andrx Corporation and furnished to the Securities and Exchange Commission or its staff upon request.